Party-in-interest Transactions	12 Months Ended
Dec. 31, 2025
EBP 002
EBP, Related Party and Party-in-Interest Transactions [Line Items]
Party-in-interest Transactions	Party-in-interest Transactions
The Plan held an investment of 433,236 and 433,698 shares of common stock of the Company with a fair value of approximately $15.1 million and $12.3 million at December 31, 2025 and 2024, respectively, and received dividends of $336,515 and $336,304 on such shares during 2025 and 2024, respectively. These investments are considered allowable party-in-interest transactions under ERISA guidelines.
Certain Plan investments are shares of mutual funds in The American Funds Group of mutual funds selected by the Company’s retirement committee. Participants direct how their contributions and balances are invested. The Capital Group Companies, Inc. consists of investment management divisions and subsidiaries including Capital Bank and Trust Company and American Funds Service Company. Capital Bank and Trust Company is the trustee as defined by the Plan and, therefore, transactions purchased through American funds qualify as party-in-interest transactions. Fees incurred by the Plan for the investment management services are included in net appreciation in fair value of the investment, as they are paid through revenue sharing, rather than a direct payment. The Plan Sponsor pays directly any other fees related to the Plan’s operations.